UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

April 22, 2004
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 12. Results of Operations and Financial Conditions.

Summary information of the Company dated April 22, 2004.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: April 22, 2004



This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2003 and subsequent filings.


LabCorp's Investment and Performance Fundamentals

 - Significant Cash Generator
 - EBITDA Percentage of Sales:  25.4% through March 31, 2004
 - Strong Balance Sheet
 - Investment Grade Credit Ratings


The Clinical Laboratory Testing Market
US Clinical Laboratory testing market is $34-$36 billion

 - Represents 3% - 4% of all health care spending
 - Grew at a CAGR of 5.5% from 1998-2001
 - Influences/directs approximately 80% of health care spending
 - Role and importance of testing are increasing
 - Rapidly evolving technology, emphasis on preventative medicine and aging of population are all driving growth

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   78%
Independent Clinical Labs  39%        LabCorp                      22%
Physician Offices          12%

Source: Company estimates, industry reports and 2003 revenue for LabCorp.

Profile of LabCorp

 - A leader in the specialty (esoteric/genomic) testing market and second largest clinical laboratory company in North America
 - Conducts testing on more than 340,000 specimens daily and offers more than 4,400 routine and esoteric/genomic tests
 - Provides quality lab services to more than 220,000 physicians and other health care providers
 - More than 23,000 employees nationwide


MAP OF PRIMARY TESTING LOCATIONS & PSC's



LabCorp's Strategy

To lead the industry in achieving long-term growth and profitability by strengthening our nationwide core testing business and expanding our higher-growth, higher-value esoteric and genomic businesses.

Strategic Approach Connects Two Key Business Areas

1) STRENGTHEN CORE TESTING
     - New and Expanded Managed Care Relationships
     - Selected Internal Expansion
     - Acquire Core Testing Labs

2) EXPAND GENOMIC AND ESOTERIC TESTING
     - Internal Development of New, Medically Necessary Tests
     - Acquire High-Growth, High-Value Genomic/Esoteric Labs
     - License and Partner to Bring New Tests and Technology to Market

Demonstrated Genomic and Esoteric Strategy Execution

INTERNAL                         ACQUISITION              LICENSE/PARTNER
--------                         -----------              ---------------
CMBP                             NGI                      MYRIAD GENETICS
 - Cancer                        - Infectious Disease:    Predictive Tests:
 - Genetics (Cystic Fibrosis)       Hepatitis C           - Breast/Ovarian and
 - Infectious Disease            - PCR Plasma                Colon Cancer
    (GENOSURE)                                            - Melanoma
                                                          - Hypertension

CLINICAL TRIALS                  VIROMED                  CORRELOGIC SYSTEMS
 - Drug Metabolism               - Infectious Disease:    - Ovarian Cancer
                                    HIV, Hepatitis
                                     West Nile            CELERA DIAGNOSTICS
                                 - Real-time PCR          - Breast and
                                                             Prostate Cancer
                                                          - Alzheimer's Disease

                                 DIANON                   EXACT SCIENCES
                                 - Cancer/Anatomic        - Colorectal Cancer
                                    Pathology
                                                          ATHEROTECH
                                                          - VAP Cholesterol

                                                          BIOPREDICTIVE
                                                          - Liver Fibrosis


First Quarter Operating Results
     ($ in millions)

                         3/31/03        3/31/04
                        --------       --------
Revenue                   712.2          752.5
Operating Expense         587.5          608.2
                        -------        -------
Operating Income          124.7          144.3
                        -------        -------
       Margin              17.5%          19.2%
EBITDA                    165.7          191.1
                        -------        -------
       Margin              23.3%          25.4%

Bad Debt % to revenue       7.96          6.75%
DSO                          55             54

1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
    Principles, see Company's 1st quarter 2004 earnings release furnished on Form 8-K on April 22, 2004.


2004 First Quarter Financial Achievements

- Diluted EPS of $0.61*
- EBITDA margin of 25.4%
- Operating cash flow of $147.6 million
- Increased revenues 5.7% (volume approx. 5.7%; price unchanged)
- Repurchased approximately $67 million of LabCorp stock




Financial Performance
Price & Volumes:  Trends by Payor Type

                           2002                2003              YTD Mar 2004
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   26.27    29.6        27.07   31.7         26.54     8.0
Patient              119.93     2.3       118.48    2.5        119.71     0.7
Third Party           31.87    14.8        34.25   18.1         33.57     4.7
(MC/MD/Insurance)
Managed Care
 - Capitated           9.28    13.1         9.95   12.9         10.09     3.3
 - Fee for service    44.79    19.3        45.68   22.7         45.91     5.9
                     ------    ----       ------   ----        ------    ----
Total                 30.45    32.4        32.74   35.6         33.01     9.2
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $31.71    79.1       $33.43   87.9        $33.43    22.6
                     ======    ====       ======   ====        ======    ====


Financial Performance
Revenue Analysis by Business Area

                             YTD  MAR 2003

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------   --------   --------    ------

Genomic            67.7        549.2      2.6%       123.36

Identity/Gene
 Probes            38.1        864.2      4.0%        44.04
--------------  -------     ---------    ------      ------
All Genomic       105.8      1,413.4      6.6%        74.86

Other Esoteric     59.5      1,445.5      6.8%        41.12

Histology          45.7        501.1      2.4%        91.25
--------------  -------     ---------    -----      -------
All Genomic/
 Esoteric         211.0      3,360.0     15.8%        62.79

Core              501.2     17,952.1     84.2%        27.92
--------------  -------     ---------   ------       ------
Total:            712.2     21,312.1    100.0%        33.42
-----------------------------------------------------------



                             YTD MAR 2004                    04 vs 03
                                                                PPA
                    Revenue     Accns    %Accns     PPA         Incr/
                    $Million     000    to total     $         (Decr)
                   ---------   -------  ---------  -------    ---------

Genomic              69.4        598.1     2.6%     116.01       (6.0%)

Identity/Gene
 Probes              40.5        935.4     4.2%      43.34       (1.6%)
--------------     ------     --------   -----      ------      -----
All Genomic         109.9      1,533.5     6.8%      71.68       (4.2%)

Other Esoteric       68.2      1,671.6     7.4%      40.78       (0.8%)

Histology            47.1        513.0     2.3%      91.88        0.7%
--------------    -------     --------   -----      ------      -----
All Genomic/
 Esoteric           225.2      3,718.1    16.5%      60.57       (3.5%)

Core                527.3     18,852.5    83.5%      27.97        0.2%
--------------    -------     --------   -----      ------      -----
Total:              752.5     22,570.6   100.0%      33.34       (0.2%)
---------------------------------------------------------------------


Cash Investment Strategy

 - $90 to $100 million in capital expenditures to support strategic growth plan
 - $50 to $60 million for selected acquisitions (core, esoteric or anatomic pathology labs)
 - Share repurchases - new $250 million stock repurchase program
 - Retain flexibility in utilizing remaining cash


Financial Guidance for 2004

 - Revenue growth of approximately 5% to 7% compared to 2003, including small acquisitions and/or new contracts
 - EBITDA margins of approximately 25% of sales
 - EPS in the range of 11% to 13% compared to 2003 EPS
 - Free cash flow* of approximately $440 to $460 million (net of Cap Ex of approximately $100 million)**
 - Bad debt rate of 6.75%, dropping to 6.25% by year end
 - Net interest expense of approximately $36 million
 - Tax rate of 41%

* Free cash flow is defined as operating cash flow, minus capital expenditures. ** Projected 2004 free cash flow is impacted as compared to 2003, by increased capital expenditures and the benefit in 2003 of one-time income tax credits of approximately $50 million.


Opportunity for Investors

 - Long-term industry trends appear favorable
 - Visible growth drivers
 - Low P/E relative to market valuations
 - Significant free cash flow - multiple opportunities to increase shareholder value
 - Strong balance sheet - Investment Grade ratings (S&P,
    Moody's)
 - Solid growth potential driven by genomic strategy



Other Financial Information
March 31, 2004
($ in millions)


                                       Q1 04
                                     ----------
Depreciation                         $     23.0
Amortization                         $     10.3
Capital expenditures                 $     20.2
Cash flows from operations           $    147.6
Bad debt as a percentage of sales         6.75%
Effective interest rate on debt:
   Zero coupon-subordinated notes         2.00%
   5 1/2% Senior Notes (including
    effect of interest rate swap)         5.38%
   Revolving credit facility
    (weighted average)                    1.95%
Days sales outstanding                      54